UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2010
Teleflex Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-948-5100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Teleflex Incorporated (the “Company”) completed the sale of its SSI Surgical Services Inc. (“SSI”) and Heavy Lift (“Heavy Lift”) businesses on March 2, 2010 and June 25, 2010, respectively. As a result, SSI and Heavy Lift are reported as discontinued operations under Financial Accounting Standards Board Accounting Standards Codification topic 205, “Presentation of Financial Statements” (“ASC topic 205”). This Current Report on Form 8-K supersedes Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”) to report SSI and Heavy Lift as discontinued operations pursuant to the requirements of ASC topic 205 for the three years ended December 31, 2009, December 31, 2008 and December 31, 2007, including Management’s Discussion and Analysis of Financial Condition and Results of Operations. This presentation has no effect on the Company’s previously reported net earnings (see exhibit 99.1).
In accordance with accounting guidance, retroactive reclassification of the assets as held for sale at the balance sheet date is not required. Accordingly no adjustments for assets held for sale have been made to the balance sheets for December 31, 2009 and December 31, 2008 as originally reported in the Form 10-K and also presented herein.
All other items of the Form 10-K not presented herein remain unchanged. The Company has not updated matters in the Form 10-K except to the extent expressly provided above.
Set forth in Exhibit 99.1 attached hereto are updated consolidated financial statements and selected financial information with respect to the operations of the Company for the years presented in the Form 10-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEFLEX INCORPORATED
By:	/s/ JEFFREY P. BLACK
Jeffrey P. Black
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ RICHARD A. MEIER
Richard A. Meier
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ CHARLES E. WILLIAMS
Charles E. Williams
Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data.

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